Exhibit 10.1

Technology / Healthcare / Wine Banking Extension Agreement

Agreement Date:	September 15, 2025
Loan Agreement Date:	November 2, 2022
Borrower:	908 Devices Inc.

	☐	If this box is checked, additional Borrowers (“Additional Borrowers”, Borrower and such Additional Borrowers, collectively, “Borrower”) are listed in Annex I attached hereto.
Loan Agreement:

That certain Loan and Security Agreement dated as of the Loan Agreement Date, between Borrower and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (“Bank”), as amended, restated or otherwise modified from time to time.

Guarantor(s) or Pledgor(s):	☐

If this box is checked, the obligations of Borrower are guaranteed or secured by a pledge of assets and the Consent and Ratification attached hereto shall apply and must be completed for each Guarantor and/or Pledgor.

Defined Maturity Date Term:	☑	Revolving Line Maturity Date
	☐	Other:
Customer Due Diligence:	☐	CDD requirements previously satisfied in connection with the Loan Agreement.
New Maturity Date:	☐	1 calendar month following the Prior Maturity Date
	☐	2 calendar months following the Prior Maturity Date
	☑	3 calendar months following the Prior Maturity Date
Extension Fee:		$ 2,000.00

© 2025 First-Citizens Bank & Trust Company. Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.
Rev. March 2025	Technology / Healthcare / Wine Banking Extension Agreement	Page 1 of 4

Technology / Healthcare / Wine Banking Extension Agreement

Reference is made to the Loan Agreement and the other terms defined on the preceding page. Bank acknowledges receipt of your request to extend certain terms of the Loan Agreement as specified on the preceding page, and by signing below is agreeing to such request upon the terms and conditions set forth herein. In order to give effect to such request, in consideration of the foregoing and other consideration the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, each of Borrower and Bank hereby agree to the Terms and Conditions attached hereto and any applicable Annex and/or Consent and Ratification attached hereto, each of which is incorporated herein by reference (this Extension Agreement, the Terms and Conditions attached hereto, and, if executed and included with this Extension Agreement, any Annex and/or Consent and Ratification, are collectively referred to as the “Agreement”).

BANK:		BORROWER:

FIRST-CITIZENS BANK & TRUST COMPANY		908 Devices Inc.
(successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank))

By:	/s/ Karen Sperling	By:	/s/ Joseph H Griffith IV

Karen Sperling		Joseph H Griffith IV
Name		Name

Director		CFO
Title		Title

By:

Name

Title

© 2025 First-Citizens Bank & Trust Company. Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.
Rev. March 2025	Technology / Healthcare / Wine Banking Extension Agreement	Page 2 of 4

Terms and Conditions Technology / Healthcare / Wine Banking Extension Agreement

Terms and Conditions

1.	Definitions.
a.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Extension Agreement to which these Terms and Conditions are attached and, if not defined therein, the Loan Agreement (as defined in the Extension Agreement).

b.	The term “CDD Rule Attestation” shall mean an attestation substantially in the form attached hereto as Annex II.
c.	The term “Effective Date” shall mean the Agreement Date.
d.

The term “Prior Maturity Date” shall mean the date set forth on the Bank’s internal systems (the “Record”) as the maturity date immediately prior to the amendment to such term contemplated in Section 3 hereof.

2.

Fees. If the Extension Agreement indicates that an Extension Fee is applicable, Borrower shall pay to Bank such Extension Fee, if any, either by wire transfer of immediately available funds according to instructions separately provided to Borrower or as a debit by Bank on any of Borrower’s deposit accounts, which debit is hereby expressly authorized by Borrower. Once paid, the Extension Fee shall be deemed fully earned and non-refundable.

3.

Extension. Upon the Effective Date, notwithstanding any definition or other term in the Loan Agreement to the contrary, the definition of the Defined Maturity Date Term appearing in the Loan Agreement is hereby amended so that the Prior Maturity Date shall be deleted and replaced with the New Maturity Date and any other reference to such term in the Loan Agreement is hereby deemed to refer such term as amended hereby.

4.

Representations and Warranties. Borrower hereby represents and warrants that (i) each of the representations and warranties set forth in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), (ii) no Event of Default has occurred and is continuing, (iii) Borrower has the power and authority to execute and deliver to Bank this Agreement and (iv) the execution and delivery to Bank by Borrower of this Agreement and the performance of Borrower’s obligations under the Loan Agreement, as amended by this Agreement, do not contravene the organizational documents of Borrower or any applicable law, regulation or order or require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made and (v) this Agreement has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws and equitable principals relating to or affecting creditors’ rights.

5.

CDD Provisions. Borrower shall provide Bank with a completed and duly executed CDD Rule Attestation; provided, however, that no such CDD Rule Attestation shall be required to the extent that the Extension Agreement indicates that the CDD requirements have been previously satisfied in connection with the Loan Agreement. Borrower hereby agrees to provide Bank with prompt written notice of any changes to the beneficial ownership information set forth in the CDD Rule Attestation. Borrower understands and acknowledges that Bank relies on such true, accurate and up-to-date beneficial ownership information to meet Bank’s regulatory obligation to obtain, verify and record information about the beneficial owners of its legal entity customers.

6.	Miscellaneous.
a.	Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security and other collateral granted to Bank, and

© 2025 First-Citizens Bank & Trust Company. Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.
Rev. March 2025	Technology / Healthcare / Wine Banking Extension Agreement	Page 3 of 4

Terms and Conditions Technology / Healthcare / Wine Banking Extension Agreement

confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

b.

Other than as provided herein, the terms of the Loan Agreement remain in full force and effect. Bank’s agreement to amend the Loan Agreement pursuant to this Agreement in no way shall obligate Bank to make any future amendments or modifications to the Loan Agreement or any of the Obligations. Nothing in this Agreement shall constitute a satisfaction of the Obligations.

c.

This Agreement may be executed and delivered in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument and such execution and delivery shall be deemed to include electronic signatures, including any Electronic Signature as defined in the Electronic Transactions Law (2003 Revision) of the Cayman Islands (the “Cayman Islands Electronic Signature Law”) or execution or delivery in the form of any other electronic record, including any Electronic Record, as defined in Cayman Islands Electronic Signature Law which shall have the same effect, validity and enforceability as a manually executed signature, to the extent as provided in any applicable law, including, without limitation any state law based on the Uniform Electronic Transactions Act or the Cayman Islands Electronic Signature Law; provided, however that sections 8 and 19(3) of the Cayman Islands Electronic Signature Law shall not apply to this Agreement or the execution or delivery thereof.

d.	This Agreement shall be effective as of the Effective Date.
e.

This Agreement is a Loan Document and will be construed, interpreted, and applied in accordance with the laws of the jurisdiction whose laws govern the Loan Agreement (excluding its body of law controlling conflicts of law). Each party to this Agreement submits to the jurisdiction of the same state and federal courts to which it submitted under the Loan Agreement.

f.

Upon and after the effectiveness of this Agreement, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby.

g.

To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement or any other Loan Document, after giving effect to this Agreement, such terms and conditions are hereby deemed amended accordingly to reflect the terms and conditions of the Loan Agreement and such other Loan Documents as modified hereby.

h.

The Prior Maturity Date as set forth in the Record shall be conclusive absent manifest error and Bank shall not be liable for any mistakes thereof.  If either Bank or Borrower notifies the other party that the Prior Maturity Date as set forth on the Record is incorrect, Borrower and Bank agree to correct such error by subsequent amendment to the Loan Agreement

© 2025 First-Citizens Bank & Trust Company. Silicon Valley Bank, a division of First-Citizens Bank & Trust Company. Member FDIC.
Rev. March 2025	Technology / Healthcare / Wine Banking Extension Agreement	Page 4 of 4